DYNAMIC HIGH YIELD EXPLORER FUND

Class	A	Inst.
Ticker Symbol(s)	PDYAX	PDYIX
Principal Funds, Inc. Summary Prospectus December 31, 2016 as amended January 30, 2017 and March 24, 2017
On June 6, 2017, delete references to Dynamic High Yield Explorer Fund and replace with Dynamic Floating Rate High Income Fund.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated December 31, 2016 as supplemented on January 13, 2017, January 30, 2017, March 17, 2017, and March 24, 2017, and the Statement of Additional Information dated December 31, 2016 as supplemented on January 13, 2017, January 30, 2017, March 17, 2017, and March 24, 2017 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks to provide a high level of current income with an emphasis on managing volatility.
On June 6, 2017, delete the Objective, and replace with the following:

Objective:	The Fund seeks to provide a high level of current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 138 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 3 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	N/A
Other Expenses	0.77%	0.62%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.68%	1.28%
Expense Reimbursement (1)	(0.57)%	(0.52)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.11%	0.76%

(1)
Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.10% for Class A and 0.75% for Institutional Class shares. It is expected that the expense limits will continue through the period ending December 30, 2017; however, Principal Funds, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$484	$831	$1,202	$2,242
Institutional Class	78	354	652	1,500
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 112.8% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. and non-U.S. below investment grade securities (sometimes called “high yield” or "junk") which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the security has been rated by only one of those agencies, that rating will determine whether the security is below investment grade; if the security has not been rated by either of those agencies, the Sub-Advisor will determine whether the security is of a quality comparable to those rated below investment grade). The Fund has a flexible investment strategy and invests in bank loans (also known as senior floating rate interests) and bonds. The Fund also invests in U.S. and non-U.S. investment grade corporate bonds. In addition, the Fund also invests some of its assets in corporate debt securities of issuers in emerging market countries. Under normal circumstances, the Fund maintains an average portfolio duration that is within 0 to 5 years. The Fund is not managed to a particular maturity. The Fund actively trades portfolio securities. From time to time, the Fund borrows to purchase securities prior to the settlement of bank loan sales transactions.
The Fund uses derivative instruments for hedging, managing fixed income exposure, managing foreign currency exposure, and/or mitigating volatility. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund invests in futures contracts (including Treasury, sovereign bond and volatility futures) and/or interest rate swaps to manage the fixed-income exposure (including for hedging purposes) and credit default swaps to increase or decrease, in an efficient

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manner, exposure to certain sectors or individual issuers. The Fund uses forwards to manage its foreign currency exposure.
During the fiscal year ended August 31, 2016, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

0.00% in securities rated Aaa	12.45% in securities rated Baa	10.00% in securities rated Caa	0.08% in securities rated D
0.00% in securities rated Aa	49.30% in securities rated Ba	0.00% in securities rated Ca	0.24% in securities not rated
0.00% in securities rated A	27.93% in securities rated B	0.00% in securities rated C
On June 6, 2017, delete the first paragraph in the Principal Investment Strategies section, and replace with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate debt securities, including bank loans and corporate bonds, and other investment companies that provide investment exposure to such floating rate securities. Floating interest rates vary with and are periodically adjusted to reflect changes in a generally recognized base interest rate such as LIBOR (London Interbank Offered Rate) or the prime rate. Floating rate debt securities are often below investment grade rated securities (sometimes called “high yield” or “junk”) which are rated at the time of purchase Ba1 or lower by Moody’s Investors Services, Inc. (“Moody’s”) and BB+ or lower by S&P Global Ratings (“S&P Global”) (if the security has been rated by only one of those agencies, that rating will determine whether the security is of a quality comparable to those rated below investment grade). The Fund also invests in US and non-US fixed-rate loans, investment grade and below investment grade corporate bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within 0 to 2 years. The Fund actively trades portfolio securities. From time to time, the Fund borrows to purchase securities prior to the settlement of bank loan sales transactions.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan (if any) may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Borrowing Risk. Borrowing can increase fund expenses due to interest payments to lenders and related expenses. Such borrowing also might reduce the fund’s return if the yield on the investments purchased is less than the borrowing costs.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

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Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

•	Currency Contracts. Derivatives related to currency contracts involve the specific risk of government

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action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

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Forward Contracts, Futures and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, future or swap; possible lack of a liquid secondary market for a forward contract, future or swap and the resulting inability to close a forward contract, future or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk.  Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.
Volatility Mitigation Risk.  Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains.  These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains.
On June 6, 2017, in the Principal Risks section, delete the Emerging Markets Risk and the Foreign Currency Risk.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class A - www.principalfunds.com.

•	For Institutional Class - www.principal.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.

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Life of Fund returns are measured from the date the Fund's shares were first sold (September 10, 2014).
Total Returns as of December 31 (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q1 '15	2.86%
Lowest return for a quarter during the period of the bar chart above:	Q4 '15	(3.74)%

(1)	The year-to-date return as of September 30, 2016 was 9.34% for Class A shares.

Average Annual Total Returns
For the periods ended 12/31/2015	1 Year	Life of Fund
Class A Return Before Taxes	(7.38)%	(8.11)%
Class A Return After Taxes on Distributions	(9.29)%	(9.94)%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(4.09)%	(6.91)%
Institutional Class Return Before Taxes	(3.51)%	(5.06)%
Bloomberg Barclays High Yield 2% Issuer Constrained Index (reflects no deduction for fees, expenses, or taxes)	(4.43)%	(5.05)%
S&P/LSTA Leveraged Loan 100 Index (reflects no deduction for fees, expenses, or taxes)	(2.75)%	(3.02)%
Dynamic High Yield Explorer Blended Index (reflects no deduction for fees, expenses, or taxes)	(3.58)%	(4.03)%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Performance of a blended index shows how the Fund’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings of the Dynamic High Yield Explorer Blended Index are as follows: 50% Bloomberg Barclays High Yield 2% Issuer Constrained Index and 50% S&P/LSTA Leveraged Loan 100 Index. The blended index returns reflect the allocation described in the preceding sentence.
On June 6, 2017, in the Performance section, delete the Average Annual Total Returns table and the two paragraphs that follow, and replace with the following:

Average Annual Total Returns
For the periods ended 12/31/2015	1 Year	Life of Fund
Class A Return Before Taxes	(7.38)%	(8.11)%
Class A Return After Taxes on Distributions	(9.29)%	(9.94)%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(4.09)%	(6.91)%
Institutional Class Return Before Taxes	(3.51)%	(5.06)%
S&P/LSTA Leveraged Loan 100 Index (reflects no deduction for fees, expenses, or taxes)	(2.75)%	(3.02)%
Bloomberg Barclays High Yield 2% Issuer Constrained Index (reflects no deduction for fees, expenses, or taxes)	(4.43)%	(5.05)%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do

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not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The Fund's primary benchmark changed from Bloomberg Barclays High Yield 2% Issuer Constrained Index to S&P/LSTA Leveraged Loan 100 Index because S&P/LSTA Leveraged Loan 100 Index is more representative of the Fund's strategy.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Mark P. Denkinger (since 2014), Portfolio Manager

•	Jason Hahn (since 2014), Portfolio Manager

•	Josh Rank (since 2014), Portfolio Manager

•	Darrin E. Smith (since 2014), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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